MUNIYIELD
CALIFORNIA
FUND, INC.




FUND LOGO




Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield California Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield California Fund, Inc. earned $0.936 per share income dividends, which included earned and unpaid dividends of $0.082. This represents a net annualized yield of 5.76%, based on a month-end net asset value of $16.23 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.10%, based on a change in per share net asset value from $15.98 to $16.23, and assuming reinvestment of $0.934 per share income dividends and $0.065 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.75%, based on a change in per share net asset value from $15.64 to $16.23, and assuming reinvestment of $0.454 per share income dividends.

The average yields of the Fund's Auction Market Preferred Stock for the six months ended October 31, 1998 were as follows: Series A, 3.32%; Series B, 3.59%; and Series C, 3.08%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.


MuniYield California Fund, Inc.
October 31, 1998


Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
In general, we have continuously managed MuniYield California Fund, Inc. with a focus on seeking to enhance current income. As a result of this strategy, during the six months ended October 31, 1998, the Fund had an above-industry average yield, largely because it is one of the more mature leveraged California municipal tax-exempt portfolios.

Recently, we have made an effort to balance the Fund's high-coupon structure by adding performance-based positions that are more sensitive to interest rate moves. We believe these additions offer greater total return potential if the general level of interest rates resumes its decline later this year. The Fund's portfolio includes a significant position in securities with call features that may be exercised within the next three years--four years.

We have begun extending the portfolio's call protection in order to seek to secure the Fund's income stream. A growing Federal budget surplus, a corresponding reduction of US Treasury bond issuance and a historically low level of inflation lead us to believe that interest rates will continue to trend lower. Also, as the California municipal calendar of new issuance subsides, the technical position of the municipal market is likely to improve, possibly leading to significant price appreciation. California municipal bonds are currently at historically attractive yield spreads relative to their taxable counterparts. Therefore, we believe a more aggressive portfolio strategy is warranted. However, we will not lower the credit quality of our investments. With the inordinately tight credit quality spreads, over 90% of the Fund's net assets was invested in securities rated AA or better by at least one of the major rating agencies as of October 31, 1998.


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



December 11, 1998



MuniYield California Fund, Inc.
October 31, 1998


PROXY RESULTS


During the six-month period ended October 31, 1998, MuniYield
California Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:


                                                                               Shares                   Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:    James H. Bodurtha              20,152,467                     415,497
                                              Herbert I. London              20,153,708                     414,256
                                              Robert R. Martin               20,145,567                     422,397
                                              Arthur Zeikel                  20,149,396                     418,568

                                                                               Shares      Shares Voted   Shares Voted
                                                                              Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         19,985,317      124,309        458,338


During the six-month period ended October 31, 1998, MuniYield California Fund, Inc. Preferred Stock shareholders (Series A, B and
C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel
   as follows:                                Series A                         2,400                           0
                                              Series B                         2,014                           0
   James H. Bodurtha, Robert R. Martin
   Andre F. Perold and Arthur Zeikel:         Series C                          800                            0
   Herbert I. London and Joseph L. May:       Series C                          796                            4

                                                                               Shares     Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the fiscal year as follows:   Series A                         2,400            0              0
                                              Series B                         2,005            0              8
                                              Series C                          800             0              0


MuniYield California Fund, Inc.
October 31, 1998


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield California Fund, Inc.
October 31, 1998



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California--98.4%
AA       Aa2    $ 4,500   California Educational Facilities Authority Revenue Bonds (University
                          of Southern California), Series A, 5% due 10/01/2028                                 $   4,486

                          California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa2        395     Series C, 7.60% due 8/01/2030 (c)                                                        414
AA-      Aa2        410     Series D, 7.75% due 8/01/2010 (c)                                                        433
AAA      Aaa      5,000     Series E, 6.10% due 8/01/2029 (a)                                                      5,350
AA-      Aa2      2,550     Series E-1, 6.70% due 8/01/2025 (c)                                                    2,746
AA-      Aa2      6,930     Series F-1, 7% due 8/01/2026 (c)                                                       7,533
AAA      Aaa      3,000     Series J-2, 5.30% due 8/01/2016 (f)                                                    3,039
AA-      Aa2      5,670     Series N, 6.375% due 2/01/2027 (c)                                                     6,132

AA-      Aa2      2,180   California HFA, Home Mortgage Revenue Bonds, Series D, 7.25% due 8/01/2017 (c)           2,300

A+       Aa2      3,750   California HFA, Revenue Bonds, RIB, AMT, 9.061% due 8/01/2023 (g)                        4,322

A1+      VMIG1++  1,400   California Health Facilities Finance Authority, Revenue Refunding Bonds
                          (Adventist Hospital), VRDN, Series B, 3.60% due 9/01/2028 (h)                            1,400

                          California Health Facilities Financing Authority Revenue Bonds:
A1+      VMIG1++  3,500     (Adventist Health Systems), VRDN, Series A, 3.60% due 9/01/2028 (h)                    3,500
AAA      Aaa     10,000     RITR, Series 14, 7.02% due 8/15/2030 (f)(g)                                           10,750
AAA      Aaa      4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2001 (f)(j)                4,523
NR*      A1       2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,159

AAA      Aaa      5,435   California Health Facilities Financing Authority, Revenue Refunding Bonds
                          (Children's Hospital), 5.375% due 7/01/2016 (f)                                          5,657

A1+      NR*      2,900   California Pollution Control Financing Authority, PCR, Refunding (Pacific
                          Gas & Electric), Series B, VRDN, 3.70% due 11/01/2026 (h)                                2,900

NR*      Aaa      1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT Series A-1, 6.90% due 12/01/2024 (i)           1,355

AAA      Aaa     10,000   California State, Department of Water Resources, Water Systems Revenue
                          Refunding Bonds (Central Valley Project), Series Q, 5.375% due 12/01/2027 (f)           10,391

                          California State Economic Development Financing Authority Revenue Bonds
                          (California Independent Systems Project), VRDN (h):
A1+      VMIG1++    100     Series B, 3.45% due 4/01/2008                                                            100
A1+      VMIG1++  8,800     Series C, 3.60% due 4/01/2008                                                          8,800

A+       Aa3      9,000   California State, GO, UT, 5.75% due 10/01/2008                                          10,184


MuniYield California Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (continued)
                          California State Public Works Board, Lease Revenue Bonds (j):
A        Aaa    $ 1,000     (Department of Corrections--Monterey County--Soledad II), Series A,
                            6.875% due 11/01/2004                                                              $   1,184
A        Aaa      6,800     (Department of Corrections--Monterey County-Soledad II), Series A, 7%
                            due 11/01/2004                                                                         8,095
A        Aaa      3,600     (Various California State University Projects), Series A, 6.625%
                            due 10/01/2002                                                                         4,069
AAA      Aaa     10,000     (Various California State University Projects), Series A, 6.70% due
                            10/01/2002                                                                            11,331
A        Aaa      3,535     (Various Community College Projects), Series B, 7% due 3/01/2004                       4,153

                          California State Public Works Board, Lease Revenue Refunding Bonds:
A        A1       4,265     (California Community Colleges), Series D, 5.375% due 3/01/2012                        4,510
AAA      Aaa      7,125     (California State University Project), Series A, 5.375% due 10/01/2017 (a)             7,456
A+       Aa3      2,500     (Regents University of California), Series B, 5.25% due 11/01/2012                     2,649
AAA      Aaa      2,625     (Various Community College Project), Series B, 5.625% due 3/01/2019 (a)                2,796

AAA      Aaa     10,000   California State, Refunding, GO, UT, 4.25% due 10/01/2026 (f)                            8,933

AA       Aa3      4,750   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2004 (j)                             5,510

AAA      Aaa      3,000   Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes
                          Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)                          3,698

NR*      Aaa      3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital), 6.60% due
                          11/01/2002 (j)                                                                           3,395

AAA      Aaa      6,185   Contra Costa County, California, Public Financing Authority, Lease Revenue
                          Refunding Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (f)          6,431

BBB      NR*      3,000   Contra Costa County, California, Public Financing Authority, Tax Allocation
                          Revenue Bonds, Series A, 7.10% due 8/01/2022                                             3,288

NR*      NR*        810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series B,
                          7.25% due 1/01/2012 (k)                                                                  1,017

AAA      Aaa     20,000   East Bay, California, Municipal Utilites District, Water System Revenue Bonds,
                          4.75% due 6/01/2028 (f)                                                                 19,261

AAA      Aaa      2,010   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)             2,383

BBB      Baa      1,845   Inglewood, California, Public Financing Authority Revenue Bonds, Series B,
                          7% due 5/01/2022                                                                         2,001

AAA      Aaa      3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (e)                        4,109

AAA      Aaa      4,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease
                          Revenue Bonds, RITR, Series 21, 7.02% due 8/15/2018 (f)(g)                               4,226

AAA      Aaa      6,200   Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Bonds, RITR, Series 18, 7.07% due 11/15/2031 (b)(g)                              6,557

A+       Aa3      7,300   Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Refunding Bonds, 6.375% due 2/01/2020                                            7,917

AAA      Aaa      3,925   Los Angeles, California, Department of Water and Power, Waterworks Revenue
                          Bonds, 6.30% due 7/01/2024 (f)                                                           4,450

AAA      Aaa     11,875   Los Angeles, California, Department of Water and Power, Waterworks Revenue
                          Refunding Bonds, 4.25% due 10/15/2034 (f)                                               10,449

                          Los Angeles, California, Harbor Department Revenue Bonds, AMT:
AAA      Aaa      4,000     RITR, 8.645% due 11/01/2026 (f)(g)                                                     4,936
AA       Aa3      4,240     Series B, 6.60% due 8/01/2015                                                          4,693
AA       Aa3      8,855     Series B, 6.625% due 8/01/2019                                                         9,774
AA       Aa3     11,000     Series B, 5.375% due 11/01/2023                                                       11,383


MuniYield California Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (continued)
AAA      NR*    $   180   Los Angeles, California, S/F Home Mortgage Revenue Bonds (Mortgage-Backed
                          Securities Program), AMT, Issue A, 7.55% due 12/01/2023 (c)(d)                        $    188

AAA      Aaa     12,000   Los Angeles, California, Unified School District, Series B, 5% due 7/01/2023 (b)        11,999

AAA      Aaa     14,200   Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5% due
                          6/01/2028 (b)                                                                           14,199

                          Los Angeles, California, Wastewater System, Revenue Refunding Bonds,
                          Series C (f):
AAA      Aaa      6,605     4% due 6/01/2015                                                                       6,055
AAA      Aaa      6,675     4% due 6/01/2019                                                                       5,893

AAA      Aaa      5,000   Los Angeles County, California, Metropolitan Transportation Authority,
                          Sales Tax Revenue Bonds, RITR, Series 30, 6.77% due 7/01/2023 (a)(g)                     5,173

AAA      Aaa      3,000   Los Angeles County, California, Metropolitan Transportation Authority, Sales
                          Tax Revenue Refunding Bonds, Proposition A, First Tier, Senior Series A,
                          5.25% due 7/01/2027 (f)                                                                  3,073

AA       Aa2      1,250   Metropolitan Water District, Southern California Waterworks Revenue Bonds,
                          Series A, 5.50% due 7/01/2009                                                            1,385

                          Northern California Power Agency, Multiple Capital Facilities Revenue
                          Bonds, RIB (f)(g):
AAA      Aaa      1,080     9.192% due 9/03/2002 (j)                                                               1,330
AAA      Aaa      1,420     9.192% due 8/01/2025                                                                   1,711

                          Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                          (Oakland Administration Buildings)(a):
AAA      Aaa      2,000     5.90% due 8/01/2016                                                                    2,218
AAA      Aaa      6,000     5.75% due 8/01/2021                                                                    6,502
AAA      Aaa      5,395     5.75% due 8/01/2026                                                                    5,846

AAA      Aaa      2,345   Richmond, California, Redevelopment Agency, Tax Allocation, Refunding Bonds
                          (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (f)                       2,505

AAA      Aaa      1,720   San Diego, California, IDR, RITR, Series 97-1, 8.435% due 9/01/2018 (f)(g)               2,037

BBB+     Baa1     1,300   San Diego, California, Redevelopment Agency, Tax Allocation, Refunding
                          Bonds (Horton Project), Series B, 6.625% due 11/01/2017                                  1,460

AAA      Aaa     10,760   San Diego County, California, Water Authority, Water Revenue Bonds, COP,
                          Series A, 5% due 5/01/2022 (b)                                                          10,760

                          San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue
                          Refunding Bonds:
AA-      Aa3      4,000     5.25% due 7/01/2010                                                                    4,334
AA-      Aa3     5,120      5.25% due 7/01/2013                                                                    5,422
AAA      Aaa     20,000     5% due 7/01/2028 (a)                                                                  19,999

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa      3,000     AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                  3,337
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (a)                                                  5,054
AAA      Aaa     13,000     Issue 15-B, 4.50% due 5/01/2028 (f)                                                   12,059
AAA      Aaa     12,000     Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                           13,243
AAA      Aaa      2,000     Refunding, Issue 2, 6.75% due 5/01/2013 (f)                                            2,263

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency, Lease
                          Revenue Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (e)             5,412

AA+      NR*        105   San Francisco, California, City and County S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (d)                         110


MuniYield California Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (concluded)
                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                          Facility Replacement Project), Series A (a)(j):
AAA      Aaa    $ 9,525     6.75% due 11/15/2004                                                               $  11,226
AAA      Aaa      2,000     6.875% due 11/15/2004                                                                  2,370

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (f)                     3,280

AAA      Aaa      7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (b)(j)                                           8,675

                          Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT
                          (Mortgage-Backed Securities Program):
AAA      NR*      1,020     Series A, 6.75% due 9/01/2022 (d)                                                      1,076
AAA      NR*      1,945     Series A, 7.625% due 10/01/2023 (i)                                                    2,039
AAA      NR*        155     Series B, 7.75% due 3/01/2024 (d)                                                        163

AAA      Aaa      5,000   Stockton, California, COP, Bonds (Wastewater Treatment Plant Expansion),
                          Series A, 6.80% due 9/01/2004 (b)(j)                                                     5,881

A        NR*      1,365   Torrance, California, Hospital Revenue Refunding Bonds (Little Company of
                          Mary Hospital), 6.875% due 7/01/2015                                                     1,489

AAA      Aaa      6,645   University of California Revenue Bonds, RITR, Series 13, 9.02% due
                          9/01/2019 (f)(g)                                                                         8,222

AA-      NR*      3,300   University of California, Revenue Refunding Bonds (Multiple Purpose
                          Projects), Series A, 6.875% due 9/01/2002 (j)                                            3,749


Puerto Rico--2.1%


A        Baa1     5,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                          Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                                  6,024

BBB+     Baa1     2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375% due
                          7/01/2004 (j)                                                                            2,973

BBB+     Baa1     1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series U,
                          6% due 7/01/2014                                                                         1,098


Total Investments (Cost--$454,152)--100.5%                                                                       481,960

Liabilities in Excess of Other Assets--(0.5%)                                                                     (2,615)
                                                                                                                --------
Net Assets--100.0%                                                                                              $479,345
                                                                                                                ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(i)GNMA Collateralized.
(j)Prerefunded.
(k)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


MuniYield California Fund, Inc.
October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$454,151,767) (Note 1a)                         $481,960,015
                    Cash                                                                                          61,195
                    Receivables:
                      Interest                                                             $  8,155,584
                      Securities sold                                                         6,330,913       14,486,497
                                                                                           ------------
                    Prepaid expenses and other assets                                                             21,068
                                                                                                            ------------
                    Total assets                                                                             496,528,775
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   16,814,833
                      Investment adviser (Note 2)                                               211,423       17,026,256
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       157,393
                                                                                                            ------------
                    Total liabilities                                                                         17,183,649
                                                                                                            ------------

Net Assets:         Net assets                                                                              $479,345,126
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $140,000,000
                      Common Stock, par value $.10 per share (20,910,434 shares
                      issued and outstanding)                                              $  2,091,043
                    Paid-in capital in excess of par                                        294,084,121
                    Undistributed investment income--net                                      3,679,209
                    Undistributed realized capital gains on investments--net                 11,682,505
                    Unrealized appreciation on investments--net                              27,808,248
                                                                                           ------------
                    Total--Equivalent to $16.23 net asset value per Common
                    Stock (market price--$16.5625)                                                           339,345,126
                                                                                                            ------------
                    Total capital                                                                           $479,345,126
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 25,150,047
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,250,888
                    Commission fees (Note 4)                                                    338,832
                    Professional fees                                                            89,627
                    Accounting services (Note 2)                                                 65,472
                    Transfer agent fees                                                          46,061
                    Custodian fees                                                               34,039
                    Directors' fees and expenses                                                 23,062
                    Listing fees                                                                 18,494
                    Pricing fees                                                                 11,163
                    Printing and shareholder reports                                              7,648
                    Other                                                                        17,721
                                                                                           ------------
                    Total expenses                                                                             2,903,007
                                                                                                            ------------
                    Investment income--net                                                                    22,247,040
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         14,829,943
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (7,832,939)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 29,244,044
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income--net                                                 $ 22,247,040     $ 19,726,136
                    Realized gain on investments--net                                        14,829,943        4,361,725
                    Change in unrealized appreciation on investments--net                    (7,832,939)       4,684,387
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     29,244,044       28,772,248
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (17,763,984)     (15,659,702)
Shareholders          Preferred Stock                                                        (3,786,536)      (4,036,776)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (1,382,438)              --
                      Preferred Stock                                                          (936,720)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (23,869,678)     (19,696,478)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               3,578,320          139,682
(Note 1e & 4):      Proceeds from issuance of Common Stock resulting from
                    reorganization                                                           62,338,657               --
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                             (243,170)              --
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                           20,000,000               --
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                             85,673,807          139,682
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             91,048,173        9,215,452
                    Beginning of year                                                       388,296,953      379,081,501
                                                                                           ------------     ------------
                    End of year*                                                           $479,345,126     $388,296,953
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  3,679,209     $  2,982,280
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.98   $  15.44  $  15.18  $  13.91   $  16.60
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.11       1.17      1.16      1.18       1.23
                    Realized and unrealized gain (loss) on
                    investments--net                                       .39        .54       .28      1.53      (2.65)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.50       1.71      1.44      2.71      (1.42)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.92)      (.93)     (.93)     (.90)     (1.00)
                      Realized gain on investments--net                   (.08)        --        --      (.25)      (.07)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.00)      (.93)     (.93)    (1.15)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance
                    of Common Stock                                       (.01)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.19)      (.24)     (.25)     (.25)      (.19)
                        Realized gain on investments--net                 (.05)        --        --      (.04)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.24)     (.25)     (.29)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.23   $  15.98  $  15.44  $  15.18   $  13.91
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $16.5625   $ 15.875  $ 14.875  $ 13.375   $ 12.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      8.10%     13.44%    18.68%    20.62%   (16.36%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  11.04%     10.01%     8.54%    19.33%    (9.69%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .65%       .67%      .67%      .69%       .66%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.94%      5.14%     5.16%     5.48%      5.44%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $339,345   $268,297  $259,082  $254,742   $233,425
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $140,000   $120,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 136.88%     88.68%    67.48%    69.59%     78.89%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,424   $  3,236  $  3,159  $  3,123   $  2,945
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    729   $    852  $    875  $    882   $    694
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares    Series B--Investment income--net                  $    693   $    830  $    860  $    864   $    615
Outstanding:++++                                                      ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    466         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on April 10, 1992 (Series A and B) and February 9, 1998 (Series C).
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield California Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $409 have been reclassified between undistributed net realized capital gains and undistributed net investment income and $328,094 has been reclassified between undistributed net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $612,702,213 and $589,614,520, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $14,934,743    $27,808,248
Financial futures contracts          (104,800)            --
                                  -----------    -----------
Total                             $14,829,943    $27,808,248
                                  ===========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $27,639,140, of which $28,464,341 related to appreciated securities and $825,201 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $454,320,875.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 3,896,657 pursuant to a plan of reorganization and by 223,455 as a result of dividend reinvestment and during the year ended October 31, 1997 increased by 8,763 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were: Series A, 3.15%, Series B, 3.30% and Series C, 3.10%.

Shares issued and outstanding during the year ended October 31, 1998 increased by 800 pursuant to a plan of reorganization and during the year ended October 31, 1997 remained constant.


MuniYield California Fund, Inc.
October 31, 1998


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, earned $176,110 as commissions.


5. Acquisition of Taurus MuniCalifornia
Holdings, Inc.
On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniCalifornia Holdings, Inc. pursuant to an agreement and plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,189,572 Common Stock shares and 800 AMPS shares of Taurus MuniCalifornia Holdings, Inc. for 3,896,657 Common Stock shares and 800 AMPS shares of the Fund. Taurus MuniCalifornia Holdings, Inc.'s net assets on that date of $82,338,657, including $6,378,266 of unrealized appreciation and $944,239 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $472,188,749.


6. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.081762 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998
</AUDIT-REPORT>


MuniYield California Fund, Inc.
October 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                                      Payable          Ordinary        Long-Term
                                                        Date            Income       Capital Gains
Common Stock Shareholders                             12/30/97          $  .016847     $   .065392*

Preferred Stock Shareholders: Series A                12/11/97          $15.39         $ 59.72*
                                                      10/15/98            --           $112.80**

                              Series B                11/28/97          $ 6.55         $ 23.53*
                                                      12/04/97          $ 4.40         $ 16.74*
                                                      12/11/97          $ 4.02         $ 17.85**
                                                      10/08/98            --           $ 27.91**
                                                      10/15/98            --           $ 26.55**
                                                      10/22/98            --           $ 24.67**
                                                      10/29/98            --           $ 21.04**

                              Series C                10/08/98            --           $ 87.39**

 *Of this distribution, 98.82% is subject to the 28% tax rate and
  1.18% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.

  Please retain this information for your records.


MuniYield California Fund, Inc.
October 31, 1998


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                71.5%
AA/Aa                                  19.4
A/A                                     3.7
BBB/Baa                                 2.2
NR (Not Rated)                          0.2
Other++                                 3.5

[FN]
++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield California Fund, Inc.
October 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYC